Exhibit 99.1
Nortek Chief Financial Officer Almon Hall to Retire at Year-end 2015
Providence, RI, May 21, 2015 - Nortek, Inc. (Nasdaq: NTK), a global diversified industrial company with leading brands and innovative air management and technology-driven solutions for residential and commercial applications, today announced that Senior Vice President and Chief Financial Officer Almon C. Hall intends to retire from the company at the end of this year. Nortek will conduct a formal search for a successor and will consider internal and external candidates for the position.
“Al Hall’s dedication to Nortek over his 38-year tenure has been legendary,” said President and Chief Executive Officer Michael J. Clarke. “He has seen the company through some of the rough patches, as well as the extraordinary growth that has propelled us to where we are today. I appreciate his counsel, wisdom and friendship during the past four years we have worked together and, on behalf of everyone at Nortek, wish him and his family the best in the future.”
“I look back with pride at what Nortek has accomplished during my tenure as CFO, including our return to the public equity markets in 2011 and the improvements in our capital structure and financial performance since then,” said Hall. “Nortek is a great company with outstanding employees and a bright future. I look forward to continuing my work with the team over the next several months to ensure a smooth transition process.”
Hall joined Nortek in 1977 as Corporate Controller. After serving in a number of finance positions of increasing responsibility, he was named Vice President, Controller and Chief Financial Officer in 2002, and was promoted to Senior Vice President in 2011.
About Nortek
Nortek is a global, diversified industrial company whose many market-leading brands deliver broad capabilities and a wide array of innovative, technology-driven products and solutions for lifestyle improvement at home and at work. The company’s broad array of offerings includes ventilation products such as range hoods and bathroom fans, security and audio/video solutions, heating and cooling products, air management systems, and ergonomic and productivity solutions.
As used herein, the term "Nortek" refers to Nortek, Inc., together with its subsidiaries, unless the context indicates otherwise. This term is used for convenience only and is not intended as a precise description of any of the separate corporations, each of which manages its own affairs.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the planned retirement of Almon C. Hall and related successor search and transition processes. These statements are based on Nortek's current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and operating results to differ include: global economic conditions; the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets; the availability and cost of certain raw materials and purchased components (including, among others, steel, copper, aluminum, electronics, motors, plastics, compressors, various chemicals and paints, and packaging); compliance with conflict minerals regulations; weather fluctuations; acquisition and integration risks; the success of our operational improvement initiatives; potential restructurings and business shutdowns; competition; foreign economic and political conditions; increased costs associated with regulatory compliance, including environmental, health and safety laws and the U.S. Foreign Corrupt Practices Act; foreign currency fluctuations; international business practices; maintaining good relationships with customers and suppliers; labor disruptions; product innovations and improvements; product and warranty liability claims; product recalls or reworks; employment levels; intellectual property rights; security breaches; maintaining pension plans; changes in tax law; and our ability to service our indebtedness. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nortek undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the reports and filings of Nortek with the Securities and Exchange Commission including the description of "risk factors" set forth under 1A in our annual report on Form 10-K, as updated on subsequent quarterly reports on Form 10-Q.